Filed Pursuant to Rule 497(c)
File No. 282593

IMPORTANT INFORMATION FOR SHAREHOLDERS OF

NUVEEN MID CAP VALUE 1 FUND

At a special meeting of shareholders of Nuveen Mid Cap Value 1 Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Target Company”), you will be asked to vote on the proposed reorganization of your Target Fund into Nuveen Mid Cap Value Fund (the “Acquiring Fund”), a series of TIAA-CREF Funds (the “Acquiring Trust”).

The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.” The reorganization of the Target Fund and Acquiring Fund is referred to herein as the “Reorganization.”

The Board of Directors of the Target Company (the “Board”), comprised entirely of independent Board members, unanimously recommends that you vote FOR the proposed Reorganization.

Although we recommend that you read the complete Proxy Statement/Prospectus enclosed herewith, for your convenience we have provided the following brief overview of the proposal to be voted on.

Q.	What is the rationale for the Reorganization?

A.

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as the Target Fund’s investment adviser, and Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Target Fund’s sub-adviser. Teachers Advisors, LLC (“Teachers Advisors”) serves as the investment adviser of the Acquiring Fund. Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors (collectively, the “Advisers”) are each wholly-owned subsidiaries of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Reorganization is part of Nuveen’s ongoing effort to enhance the increasingly integrated offerings of Nuveen’s global equities platform. In light of the overlapping of investment teams, including that the portfolio managers of the Target Fund joined the team of portfolio managers of the Acquiring Fund in March 2024, the Advisers determined that combining the Funds would eliminate redundant products, would result in lower expenses for Target Fund shareholders and may result in expense savings for the surviving Fund over time.

The Reorganization will allow shareholders of the Target Fund to continue their investment in a mid-cap equity fund with investment objectives and strategies that are similar to those of the Target Fund and with generally comparable historical performance. In addition, shareholders of the Target Fund are expected to recognize cost savings because of the Acquiring Fund’s lower total annual operating expenses. See the Proxy Statement/Prospectus under “Board Approval of the Reorganization.”

Q.	How will the Reorganization affect my shares?

A.

Upon the closing of the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund having a total net asset value equal to the total net asset value of the Target Fund shares surrendered by such shareholder. This means that the total value of the Acquiring Fund shares you receive in the Reorganization will be the same as the total value of the Target Fund shares you held immediately prior to the closing of the Reorganization. Holders of Class A shares and Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund, holders of Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund and Class R6 holders of the Target Fund will receive Class R6 shares of the Acquiring Fund. See the Proxy Statement/Prospectus under “The Reorganization – Description of Securities.”

Q.	Will shareholders of the Target Fund incur sales loads, contingent deferred sales charges (“CDSC”) or any other similar fees on Acquiring Fund shares in the Reorganization?

A.

No. Shareholders will not incur a sales load, commission or any other similar fee on shares issued in connection with the Reorganization. If your Target Fund shares are subject to a CDSC (which may be the case for purchases of Class A shares of $1 million or more that were not subject to a front-end sales load or Class C shares), the holding period will carry over to the Acquiring Fund for purposes of determining whether the CDSC applies with respect to Class A shares of the Acquiring Fund received by Class A shareholders of the Target Fund, and the CDSC will be waived with respect to Class A shares of the Acquiring Fund received by Class C shareholders of the Target Fund. After the completion of the Reorganization, additional purchases of shares of the Acquiring Fund will not be subject to any sales load, CDSC or other similar fees, other than Class A shares, which may be subject to a sales load of up to 5.75% of the offering price.

As a result of the Reorganization, (i) holders of Class A shares and Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund, and such shares will be subject to the $15 annual low balance account fee if held in certain types of accounts (including individual retirement accounts and Coverdell Education Savings Accounts) with balances under $1,000; and (ii) all other holders of shares of the Target Fund will receive their respective class of shares of the Acquiring Fund, which are not subject to an annual low balance account fee.

Q.	Are the Target Fund and the Acquiring Fund managed by the same investment adviser, sub-adviser and portfolio managers?

A.

The Target Fund and the Acquiring Fund have different, but affiliated, investment advisers, and the portfolio managers of the Target Fund are also portfolio managers of the Acquiring Fund. The Target Fund is managed by an affiliated sub-adviser, while the Acquiring Fund does not have a sub-adviser and is managed by Teachers Advisors.

Following the Reorganization, Teachers Advisors will serve as the adviser for the surviving Fund. The portfolio managers responsible for the day-to-day management of the Target Fund are Karen L. Bowie and David F. Johnson, and the portfolio managers responsible for the day-to-day management of the Acquiring Fund are Karen L. Bowie, David A. Chalupnik, David F. Johnson and Evan F. Staples. Following the Reorganization, the portfolio managers of the Acquiring Fund will continue to serve as the portfolio managers for the surviving Fund.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.

The investment objective of the Target Fund is to seek capital appreciation, and the investment objective of the Acquiring Fund is to seek a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. The Target Fund pursues its objective by investing at least 80% of its net assets and the amount of any borrowings for investment purposes in common stocks of companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index. The Target Fund invests in companies that Nuveen Asset Management believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years. The Acquiring Fund pursues its objective by investing at least 80% of its net assets in equity securities of medium-sized companies, as defined by the Acquiring Fund’s benchmark index, the Russell Midcap® Value Index. The Acquiring Fund invests in companies that Teachers Advisors believes appear undervalued by the market based on an evaluation of their potential worth. A more detailed comparison of the investment objectives and investment policies of the Funds is contained in the Proxy Statement/Prospectus.

Given the Funds’ similar investment objectives and strategies, an investment in each Fund is subject to many of the same principal risks (e.g., market risk, mid-cap risk and foreign investment risk). The risks applicable to the Funds are listed and compared in the Proxy Statement/Prospectus under “Risk Factors.”

Q.	How will the Reorganization impact fees and expenses?

A.

If the Reorganization had taken place as of April 30, 2024, the date of the most recent semi-annual shareholder report for each Fund, the pro forma total annual fund operating expenses of the Acquiring Fund following the Reorganization would have been lower than the Target Fund’s total annual fund operating expenses across all share classes, both before and after fee waivers and expense reimbursements. The increased asset size of the surviving Fund may result in expense savings for shareholders of the surviving Fund over time. Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the Proxy Statement/Prospectus under “Further Comparison of the Funds—Fees and Expenses.”

Q.	Will shareholders of the surviving Fund receive the same shareholder services that shareholders of the Target Fund currently receive?

A.	Yes. The shareholder services and shareholder programs of the Funds are identical.

Q.	Will the portfolio of the Target Fund be repositioned prior to the Reorganization?

A.

Yes, but such repositioning is expected to occur only after Target Fund shareholders approve the Reorganization. Prior to completion of the Reorganization, the Target Fund will sell certain securities to better align the Target Fund’s holdings with those of the Acquired Fund. If the Reorganization had taken place as of June 30, 2024, the Advisers estimate that approximately 9% of the Target Fund portfolio would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of June 30, 2024, the Advisers estimate that the transaction costs associated with repositioning would have been approximately $14,680 (or $0.0018 per share) for the Target Fund. These transaction costs represent expenses of the Target Fund and thus will be borne by the Target Fund and its shareholders. Actual market prices and gains or losses experienced by the Target Fund will depend upon market conditions at the time of its portfolio repositioning.

Q.	Will the Reorganization have tax consequences to me?

A.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Therefore, it is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the closing of the Reorganization, the Target Fund expects to distribute all its previously undistributed net investment income and net capital gains, if any. The Acquiring Fund is also expected to make such a distribution prior to the closing of the Reorganization. Such distributions will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). These distributions will be reinvested in additional shares of the Funds unless a shareholder has made an election to receive distributions in cash. The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional Fund shares.

In addition, the Target Fund may realize gains from the portfolio repositioning referred to above under “Will the portfolio of the Target Fund be repositioned prior to the Reorganization?” As of June 30, 2024, the Target Fund is estimated to realize gains of approximately $7,661,742 (or approximately $0.9378 per share) from portfolio repositioning in advance of the Reorganization. Actual market prices, costs and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning. Any unutilized capital loss carryforwards of the Target Fund would carry over to the Acquiring Fund and potentially could be used for the benefit of all Acquiring Fund shareholders, although the use of such loss carryforwards after the Reorganization may be subject to an annual limitation. See the Proxy Statement/Prospectus under “The Reorganization—Material Federal Income Tax Consequences.”

Q.	Who will bear the costs of the Reorganization?

A.

Nuveen Fund Advisors, Teachers Advisors or an affiliate thereof will bear the direct costs of the Reorganization, which the Advisers estimate to be approximately $615,000. The Target Fund and its shareholders will bear the cost of portfolio repositioning in advance of the Reorganization as described above.

Q.	What is the timetable for the Reorganization?

A.

If approved by Target Fund shareholders at the special meeting of shareholders on January 9, 2025, the Reorganization is expected to occur after the close of business on February 7, 2025, or as soon as practicable thereafter.

Q.	Whom do I call if I have questions?

A.

If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at (866) 735-3933 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Central Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the internet, go to the internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the special meeting?

A.

The special meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the special meeting only if you were a shareholder of the Target Fund as of the close of business on November 5, 2024. No physical meeting will be held.

You will be able to attend the special meeting online and submit your questions during the meeting by visiting www.meetnow.global/MXXFANN. You also will be able to vote your shares online by attending the special meeting by webcast. To participate in the special meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m. Central Time on January 9, 2025. We encourage you to access the meeting prior to the start time leaving ample time for check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the special meeting virtually on the internet?

A.

If your shares are registered in your name, you do not need to register to attend the special meeting virtually on the internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the special meeting virtually on the internet.

To register to attend the special meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare Fund Services. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Central Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matter being proposed was important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the Reorganization.

Q.	What will happen if shareholders in the Target Fund do not approve the Reorganization?

A.

If shareholders do not approve the Reorganization, the Board will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund or such other options the Board may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the proposal and additional solicitation costs will be incurred to obtain sufficient shareholder participation.

v

NOVEMBER 14, 2024

Dear Shareholders:

We are pleased to invite you to a special meeting of shareholders of Nuveen Mid Cap Value 1 Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Target Company”). The Special Meeting is scheduled for January 9, 2025, at 2:00 p.m. Central Time (the “Special Meeting”). The Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast.

At the Special Meeting, you will be asked to consider and approve the reorganization of the Target Fund into Nuveen Mid Cap Value Fund (the “Acquiring Fund”).

The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.” The reorganization of the Target Fund and Acquiring Fund is referred to herein as the “Reorganization.”

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as the Target Fund’s investment adviser, and Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Target Fund’s affiliated sub-adviser. Teachers Advisors, LLC (“Teachers Advisors”) serves as the investment adviser of the Acquiring Fund. Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors (collectively, the “Advisers”) are each wholly-owned subsidiaries of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Reorganization is part of an ongoing effort to enhance the increasingly integrated offerings of Nuveen’s global equities platform. In light of the overlapping of investment teams, including that the portfolio managers of the Target Fund joined the team of portfolio managers of the Acquiring Fund in March 2024, the Advisers determined that combining the Funds would reduce redundant products, would result in lower expenses for Target Fund shareholders and may result in expense savings for the surviving Fund over time.

The Reorganization will allow shareholders of the Target Fund to continue their investment in a mid-cap equity fund with investment objectives and strategies that are similar and with generally comparable historical performance. In addition, shareholders of the Target Fund are expected to recognize cost savings because of the Acquiring Fund’s lower total annual operating expenses.

The Board of Directors of the Target Company believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about the Reorganization.

All shareholders are cordially invited to attend the virtual Special Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the internet, go to the internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

You will be able to attend and participate in the Special Meeting online, vote your shares electronically and submit your questions during the meeting by visiting www.meetnow.global/MXXFANN at the meeting date and time described in the enclosed Proxy Statement/Prospectus. To participate in the Special Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. There is no physical location for the Special Meeting. The online meeting will begin promptly at 2:00 p.m. Central Time on January 9, 2025.

We encourage you to access the meeting prior to the start time leaving ample time for check in. Please follow the access instructions as outlined herein.

We appreciate your attention to this matter and we urge you to vote at your earliest convenience.

Very truly yours, Mark J. Czarniecki Vice President and Secretary

NOVEMBER 14, 2024

NUVEEN MID CAP VALUE 1 FUND

NOTICE OF VIRTUAL SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 9, 2025

To the Shareholders:

Notice is hereby given that a virtual special meeting of shareholders of Nuveen Mid Cap Value 1 Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Target Company”), a Maryland corporation, will be held on January 9, 2025, at 2:00 p.m. Central Time (the “Special Meeting”), for the purposes described below.

1.

To approve the Agreement and Plan of Reorganization (and the related transactions), which provides for the transfer of all the assets of the Target Fund to Nuveen Mid Cap Value Fund (the “Acquiring Fund”).

2.	To transact such other business as may properly come before the Special Meeting, including the adjournment or postponement thereof.

The Special Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. Shareholders may attend and vote at the virtual Special Meeting by following the instructions included in the Q&A and Proxy Statement/Prospectus. Only shareholders of record as of the close of business on November 5, 2024, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All Target Fund shareholders are cordially invited to attend the virtual Special Meeting. To avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the internet, go to the internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Very truly yours, Mark J. Czarniecki Vice President and Secretary

1

PROXY STATEMENT/PROSPECTUS

DATED NOVEMBER 14, 2024

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN MID CAP VALUE 1 FUND

by

NUVEEN MID CAP VALUE FUND

(formerly, TIAA-CREF Mid-Cap Value Fund)

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Mid Cap Value 1 Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Target Company”), a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held on January 9, 2025, at 2:00 p.m. Central Time, and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Directors of the Target Company of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen Mid Cap Value Fund (the “Acquiring Fund”), a series of TIAA-CREF Funds (the “Acquiring Trust”), a Delaware statutory trust and an open-end investment company registered under the 1940 Act.

The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders of the Target Fund approve the Reorganization and it is completed, each shareholder of the Target Fund will receive shares of the Acquiring Fund having a total net asset value equal to the total net asset value of the Target Fund shares surrendered by such shareholder. This means that the total value of the Acquiring Fund shares you receive in the Reorganization will be the same as the total value of the Target Fund shares you held immediately prior to the closing of the Reorganization. Holders of Class A shares and Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund, holders of Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund and Class R6 holders of the Target Fund will receive Class R6 shares of the Acquiring Fund. The Board of Directors of the Target Company has determined that the Reorganization is in the best interests of the Target Fund. The address and telephone number of the principal executive office of the Target Fund and the Target Company are 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about November 18, 2024. Shareholders of record as of the close of business on November 5, 2024 are entitled to vote at the Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class I or Class R6 shares of the Acquiring Fund) and constitutes an offering of Class A, Class I and Class R6 shares of beneficial interest, par value $0.0001 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents contain additional information about the Funds and have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference:

(i)

the Acquiring Fund’s prospectus dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (Accession No. 0000930413-24-001685);

(ii)

the Acquiring Fund’s Statement of Additional Information (“SAI”) dated March 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (Accession No. 0000930413-24-002237);

(iii)

the audited financial statements and financial highlights contained in the Acquiring Fund’s annual report, only insofar as they relate to the Acquiring Fund, for the fiscal year ended October 31, 2023 (Accession No. 0001193125-23-304670);

(iv)

the unaudited financial statements and financial highlights contained in the Acquiring Fund’s semi-annual report, only insofar as they relate to the Acquiring Fund, for the six-months ended April 30, 2024 (Accession No. 0001193125-24-174081);

(v)	the SAI relating to the Reorganization, dated November 14, 2024 (the “Reorganization SAI”);

(vi)

the Target Fund’s prospectus dated February 29, 2024, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (Accession No. 0001193125-24-049072);

(vii)	the Target Fund’s SAI dated February 29, 2024, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (Accession No. 0001193125-24-049072);

(viii)

the audited financial statements and financial highlights contained in the Target Fund’s annual report, only insofar as they relate to the Target Fund, for the fiscal year ended October 31, 2023 (Accession No. 0001193125-24-015006); and

(ix)

the unaudited financial statements and financial highlights contained in the Target Fund’s semi-annual report, only insofar as they relate to the Target Fund, for the six months ended April 30, 2024 (Accession No. 0001193125-24-174141).

No other parts of the Funds’ annual reports or semi-annual reports are incorporated by reference herein.

Copies of the foregoing, as well as copies of the prospectus and shareholder reports of the Acquiring Fund, may be obtained without charge on the Funds’ website at https://www.nuveen.com/mutual-funds, by calling (800) 257-8787 or by writing the applicable Fund at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request the Reorganization SAI, please ask for the “Mid Cap Value Fund 1 Reorganization SAI.” These reports contain important information about the Funds and their investments.

The Target Company and Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Target Company and Acquiring Trust (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be obtained without charge at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s internet site at http://www.sec.gov.

ii

iii

THE REORGANIZATION

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization attached hereto as Appendix A. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Directors of the Target Company believes the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund’s shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s prospectus, which is incorporated herein by reference. This Proxy Statement/Prospectus constitutes an offering Class A, Class I and Class R6 shares of the Acquiring Fund.

Background

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) serves as the Target Fund’s investment adviser, and Nuveen Asset Management, LLC (“Nuveen Asset Management”) serves as the Target Fund’s affiliated sub-adviser. Teachers Advisors, LLC (“Teachers Advisors”) serves as the investment adviser of the Acquiring Fund. Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors (collectively, the “Advisers”) are each wholly-owned subsidiaries of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Reorganization is part of Nuveen’s ongoing effort to enhance the increasingly integrated offerings of Nuveen’s global equities platform. In light of the overlapping of investment teams, including that the portfolio managers of the Target Fund joined the team of portfolio managers of the Acquiring Fund in March 2024, the Advisers determined that combining the Funds would reduce redundant products, would result in expense savings shareholders of the Target Fund and may result in expense savings over time for shareholders of the surviving Fund.

The Reorganization will allow shareholders of the Target Fund to continue their investment in a mid-cap equity fund with investment objectives and strategies that are similar and with generally comparable historical performance. In addition, shareholders of the Target Fund are expected to recognize cost savings as a result of the Acquiring Fund’s lower total annual operating expenses. See “Board Approval of the Reorganization.”

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization to be entered into by (i) the Target Company, on behalf of the Target Fund, (ii) the Acquiring Trust, on behalf of the Acquiring Fund, (iii) Nuveen Fund Advisors and (iv) Teachers Advisors (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class I and Class R6 shares of beneficial interest, par value $0.0001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of (a) Class A shares of the Acquiring Fund to holders of Class A shares and Class C shares of the Target Fund, (b) Class I shares of the Acquiring Fund to holders of Class I shares of the Target Fund and (c) Class R6 shares of the Acquiring Fund to holders of Class R6 shares of the Target Fund, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund. The Board of Directors of the Target Company has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Directors of the Target Company unanimously approved the Reorganization and the Agreement at a meeting held on September 19, 2024. The Board of Directors of the Target Company recommends a vote “FOR” the Reorganization. The Reorganization and the Agreement were also unanimously approved by the Board of Trustees of the Acquiring Trust at a meeting held on September 19, 2024.

Nuveen Fund Advisors, Teachers Advisors or an affiliate thereof will bear the direct costs of the Reorganization, which are estimated by the Advisers to be approximately $615,000. Prior to completion of the Reorganization, the Target Fund will sell certain securities to better align the Target Fund’s holdings with those of the Acquired Fund. If the Reorganization had taken place as of June 30, 2024, it is estimated by the Advisers that approximately 9% of the Target Fund portfolio would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund. If such sales had occurred as of June 30, 2024, it is estimated by the Advisers that the transaction costs associated with repositioning would have been approximately $14,680 (or $0.0018 per share) for the Target Fund.

The Board of Directors of the Target Company is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on January 9, 2025. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote, voting as a single class. See “Voting Information and Requirements.”

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on February 7, 2025, or such other date as agreed to by the parties (each closing date referred to herein as the “Closing Date”). If the Reorganization is not approved, the Board of Directors of the Target Company will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone fund, liquidating the Target Fund or such other options as the Board of Directors of the Target Company may consider. The Closing Date may be delayed, and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either the Target Fund or the Acquiring Fund may, at its option, terminate the Agreement at or before the closing of the Reorganization due to (i) a breach by any other party of any representation, warranty or agreement contained herein to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the Closing Date, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Directors of the Target Company or the Board of Trustees of the Acquiring Trust that the consummation of the transactions contemplated by the Agreement is not in the best interests of its respective Fund.

Comparison of Investment Objectives and Principal Investment Strategies

Investment Objectives

The Funds’ investment objectives are similar, but differ in certain respects, as reflected in the table below.

Target Fund Investment Objective	Acquiring Fund Investment Objective
Capital appreciation.	To seek a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

The investment objective of each Fund is non-fundamental, which means that it may be changed with approval of the Fund’s Board of Directors/Trustees, but without the approval of the Fund’s shareholders.

Following completion of the Reorganization, the surviving Fund will have the same non-fundamental investment objective as the Acquiring Fund.

Principal Investment Strategies

The Funds’ principal investment strategies are similar, in that the Target Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies, and the Acquiring Fund, under normal circumstances, invests at least 80% of its assets in mid-cap equity securities. However, the Funds’ investment strategies differ in certain respects. The Target Fund invests primarily in companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index that Nuveen Asset Management believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years, while the Acquiring Fund invests primarily in equity securities of medium-sized domestic companies, as defined by the Acquiring Fund’s benchmark index, the Russell Midcap® Value Index, that Teachers Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

In addition, the Target Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers, up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank and up to 15% of the Fund’s total assets in equity securities of emerging market issuers. The Acquiring Fund may invest up to 20% of its assets in foreign investments, and may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

In light of these and other differences described below, the Funds’ portfolio compositions and holdings differ, and thus the risks associated with investing in each Fund differ as well, as described below under “The Reorganization—Risk Factors.” For a more detailed comparison of the principal investment strategies of the Funds, please see “The Reorganization—Comparison of the Funds—Principal Investment Strategies” below.

Fundamental Investment Restrictions

A Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting shares. For this purpose, a majority of a Fund’s outstanding voting shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Although there are minor differences in how the Target Fund and Acquiring Fund articulate certain fundamental investment restrictions, the Advisers believe that these differences are not material, and that the Funds’ fundamental investment restrictions are substantively the same. The Funds’ fundamental investment restrictions on the following items are different, as shown in the chart below:

Policy	Target Fund(1)	Acquiring Fund(2)
Industry Concentration	The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the U.S. government is not considered a member of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.(3)	The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Policy	Target Fund(1)	Acquiring Fund(2)

Senior Securities	The Fund will not issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.(4)	The Fund will not issue senior securities except as permitted by law.

Borrowing	The Fund will not borrow money, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.(4)	The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

Single Issuer	The Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. government, its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

Commodities	The Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described in the SAI.

Real Estate	The Fund will not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.	The Fund will not purchase real estate or mortgages directly.

Policy	Target Fund(1)	Acquiring Fund(2)

Underwriting	The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

Lending	The Fund will not make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.(5)	The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

Purchasing Securities on Margin	—	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(1)

Except with respect to the limitations regarding senior securities and borrowings, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

(2)

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Acquiring Fund.

(3)

According to the current interpretation by the Securities and Exchange Commission (“SEC”), the Target Fund would be concentrated in an industry if 25% or more of its net assets, based on current market value at the time of purchase, were invested in that industry. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that non-governmental user. To the extent the Target Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with this limitation, to the extent the Target Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

(4)

Under the 1940 Act as currently in effect, the Target Fund is not permitted to issue senior securities, except that the Target Fund may borrow from any bank if immediately after such borrowing the value of the Target Fund’s total assets is at least 300% of the principal amount of all of the Target Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Target Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Target Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

(5)

There are no limitations with respect to unsecured loans made by the Target Fund to an unaffiliated party. However, if the Target Fund loans its portfolio securities, the obligation on the part of the Target Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Target Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

Following the Reorganization, the Acquiring Fund’s fundamental investment restrictions will apply to the surviving Fund.

Purchase, Redemption and Exchange of Shares

The table below contains information about purchasing, redeeming and exchanging shares of the Target Fund or shares of the Acquiring Fund, respectively. Any eligibility requirements, investment minimums and other requirements detailed in the chart below are waived as applied to the Reorganization. The Acquiring Fund’s limits and minimums will apply going forward.

	Target Fund	Acquiring Fund
Share classes involved in the Reorganization	gClass A gClass C	gClass A gClass A
	gClass I gClass R6	gClass I gClass R6

Purchase of shares and eligibility	Class A shares are available only through certain financial intermediaries or by contacting the Fund directly. Class C shares are available only through certain financial intermediaries.	Class A shares are available only through certain financial intermediaries or by contacting the Fund directly.

	Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors.	Class I shares are available only through fee-based programs and certain retirement plans, and to other limited categories of investors.

	Class R6 shares are available only to certain qualified retirement plans and other investors and through fee-based programs.	Class R6 shares are available only to certain eligible investors and through fee-based programs.

	—	Premier Class shares and Retirement Class shares are available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries.

Investment minimum	Class A and Class C shares: $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts • $250 for accounts opened through fee-based programs	Class A shares: $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts • $250 for accounts opened through fee-based programs

	• No minimum for retirement plans Except for retirement plans, subsequent investments for Class A and Class C shares must be at least $100.	• No minimum for retirement plans Subsequent investments for all account types must be at least $100.

	Target Fund	Acquiring Fund

Class I shares: $100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level)

•  No minimum for eligible retirement plans and certain other categories of eligible investors

There is no minimum for investments in Class I shares subsequent to the initial investment.

Class I shares: $100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level)

•  No minimum for eligible retirement plans and certain other categories of eligible investors

There is no minimum for investments in Class I shares subsequent to the initial investment.

Class R6 shares: $1 million for all accounts except:

•  $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services for which the minimum initial investment is $1,000

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors

There is no minimum for investments in Class R6 shares subsequent to the initial investment.

Class R6 shares: $1 million for all accounts except:

•  $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services

•  No minimum for certain qualified retirement plans and certain other categories of eligible investors

There is no minimum for investments in Class R6 shares subsequent to the initial investment.

	—	Premier Class shares and Retirement Class shares: Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. No minimum.

Redemptions	All share classes may be redeemed on any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading. Shareholders may sell shares, subject to any applicable sales charge, through a financial advisor or directly to the Target Fund by mail, over the internet, or by telephone.	All share classes may be redeemed on any day that the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading, subject to any applicable restrictions imposed by a financial intermediary or employee benefit plan, by mail, over the internet, by telephone.

	Target Fund	Acquiring Fund

Exchanges	Shareholders may exchange shares into an identically registered account for the same class of another Nuveen mutual fund available in the shareholder’s state on any day that the NYSE is open for trading. The exchange must meet the minimum purchase requirements of the fund into which the shareholder is exchanging. Shareholders may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable contingent deferred sales charge (“CDSC”). The CDSC applicable to Class C shares of the Target Fund will not be imposed in connection with the Reorganization and the corresponding Acquiring Fund shares you receive in the Reorganization will not be subject to a CDSC upon redemption.	Shareholders may exchange shares for another series of the Acquiring Trust available in the shareholder’s state for which they are eligible on any day that the NYSE or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading, subject to certain limitations.

Low Balance Fees	Class A shares and Class C shares (but not Class I or Class R6 shares) of the Target Fund held directly with the Target Fund through certain types of accounts, including IRAs and Coverdell Education Savings Accounts, with balances under $1,000 are subject to an annual low balance account fee of $15.	Class A shares of the Acquiring Fund, held directly with the Acquiring Fund through certain types of accounts, including IRAs and Coverdell Education Savings Accounts, with balances under $1,000 are subject to an annual low balance account fee of $15.

Upon the completion of the Reorganization, shareholders of the Target Fund will have the right to exchange shares of the Acquiring Fund received in the Reorganization for shares of the same class of other Nuveen mutual funds and such Acquiring Fund shares will be applicable for purposes of rights of accumulation or letters of intent with respect to such funds.

The rights, privileges and shareholder services for share classes of the Acquiring Fund will not otherwise change in connection with the Reorganization. See “Further Comparison of the Funds—Distributions.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither the Target Fund nor the Acquiring Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. However, prior to the close of regular trading on the NYSE on the Closing Date, both the Target Fund and the Acquiring Fund expect to declare a distribution of all its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to shareholders of the Target Fund or Acquiring Fund, respectively, for federal income tax purposes. However, the repositioning of the Target Fund’s portfolio may result in capital gains depending on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Reorganization—Material Federal Income Tax Consequences.”

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s prospectus entitled “Principal Investment Risks.”

Although an investment in the Target Fund is subject to many of the same principal risks as an investment in the Acquiring Fund (e.g., market risk, mid-cap risk and foreign investment risk), there are certain differences in principal risks between the Funds, as described in each Fund’s summary prospectus, as set forth in the tables below.

Principal Investment Risks	Target Fund	Acquiring Fund
Market Risk	X	X
Issuer Risk/Financial Risk		X
Mid-Cap Risk	X	X
Small-Cap Risk		X
Style Risk		X
Value Stock Risk	X	X
Risks of Value Investment/Active Management Risk	X	X
Foreign Investment Risk	X	X
Derivatives Risk	X	X
Currency Risk	X
Cybersecurity Risk	X
Emerging Markets Risk	X
Equity Security Risk	X
Industrials Sector Risk	X

The following list contains descriptions of the principal investment risks for the Target Fund as those descriptions appear in the summary prospectus:

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset, and the risks associated with investing in such derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or that are otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect the Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information about issuers in emerging market countries, which could negatively affect the ability of the Fund’s subadviser to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Shareholder claims and regulatory actions that are available in the U.S. may be difficult or impossible to pursue in emerging market countries.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

Foreign Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad, as well as armed conflicts and different legal, regulatory and tax environments. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards.

Industrials Sector Risk—The Fund currently invests a significant portion of its assets in the industrials sector, although this may change over time. Industrials companies are affected by various factors, including the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Fund’s assets can decline.

Mid-Cap Company Risk—Securities of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or broader market averages in general.

Value Stock Risk—Value stocks are securities of companies that typically trade at a perceived discount to their intrinsic value and at valuation discounts relative to companies in the same industry. Value stocks often times are also in sectors that trade at a discount to the broader market. The reasons for their discount may vary greatly, but some examples may include adverse business, industry or other developments that may cause the company to be subject to special risks. The intrinsic value of a stock with value characteristics may be difficult to identify and may not be fully recognized by the market for a long time or a stock identified to be undervalued may actually be appropriately priced at a low level.

The following list contains descriptions of the principal investment risks for the Acquiring Fund as those descriptions appear in the summary prospectus:

Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the industrials and financials sectors, although this may change over time.

Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Teachers Advisors deems it appropriate.

Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

•

Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

Active Management Risk—The risk that Teachers Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and may not produce expected returns.

Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

Derivatives Risk—The risks associated with investing in derivatives and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Further Comparison of the Funds

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds (excluding classes not implicated by the Reorganization) and the pro forma fees and expenses of the Acquiring Fund following the Reorganization that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Shareholder fees reflect the fees currently in effect for each Fund. Annual fund operating expenses reflect the actual expenses of the Funds for the six months ended April 30, 2024, annualized, except as described in footnote 1 to the Annual Fund Operating Expenses table below. The Acquiring Fund pro forma fees and expenses are based on the amounts shown in the table, assuming the Reorganization occurred as of April 30, 2024.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund		Acquiring Fund		Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.75%		5.75%		5.75%
Class C / Class A(1)	None		5.75%		5.75%
Class I	None		None		None
Class R6	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)
Class A	None		None		None
Class C / Class A(1)	1.00	%(2)	None		None
Class I	None		None		None
Class R6	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None		None		None
Class C / Class A(1)	None		None		None
Class I	None		None		None
Class R6	None		None		None
Redemption or Exchange Fee
Class A	None		None		None
Class C / Class A(1)	None		None		None
Class I	None		None		None
Class R6	None		None		None
Annual Low Balance Account Fee (for accounts under $1,000)
Class A	$15	(3)	$15	(4)	$15	(4)
Class C / Class A(1)	$15	(3)	$15	(4)	$15	(4)
Class I	None		None		None
Class R6	None		None		None

(1)

Holders of Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization. Information shown is for Class C shares of the Target Fund and for Class A shares of the Acquiring Fund and the Acquiring Fund Pro Forma.

(2)

The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase. Such CDSC will be waived for Class A shares of the Acquiring Fund received in exchange for Class C shares of the Target Fund in the Reorganization.

(3)

Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

(4)

Fee applies to accounts under $1,000 held with the Acquiring Fund, including IRAs and Coverdell education savings accounts. The fee does not apply to the following types of accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the annual Low Balance Account Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the annual Low Balance Account Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the annual Low Balance Account Fee at any time without advance notice to shareholders.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund		Acquiring Fund		Acquiring Fund Pro Forma
Management Fees(1)	0.74%		0.44%		0.43%
Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%		0.25%
Class C / Class A(2)	1.00%		0.25%		0.25%
Class I	0.00%		0.00%		0.00%
Class R6	0.00%		0.00%		0.00%
Other Expenses(1)
Class A	0.22%		0.07%		0.10%
Class C / Class A(2)	0.22%		0.07%		0.10%
Class I	0.22%		0.14%		0.14%
Class R6	0.10%		0.02%		0.02%
Total Annual Fund Operating Expenses
Class A	1.21%		0.76%		0.78%
Class C / Class A(2)	1.96%		0.76%		0.78%
Class I	0.96%		0.58%		0.57%
Class R6	0.84%		0.46%		0.45%
Fee Waivers and/or Expense Reimbursements
Class A	(0.04	)%(3)	0.00	% (4)	(0.03	)%(5)
Class C / Class A(2)	(0.04	)%(3)	0.00	% (4)	(0.03	)%(5)
Class I	(0.04	)%(3)	0.00	% (4)	0.00	%(5)
Class R6	(0.04	)%(3)	0.00	% (4)	0.00	%(5)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement
Class A	1.17%		0.76%		0.75%
Class C / Class A(2)	1.92%		0.76%		0.75%
Class I	0.92%		0.58%		0.57%
Class R6	0.80%		0.46%		0.45%

(1)	Management fees and other expenses were restated to reflect the new complex-level fee rate and operating expenses that are effective as of May 1, 2024.
(2)

Holders of Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund in the Reorganization. Information shown is for Class C shares of the Target Fund and for Class A shares of the Acquiring Fund and the Acquiring Fund Pro Forma.

(3)

The Target Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2026 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Target Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to July 31, 2026 only with the approval of the Board of Directors of the Fund.

(4)

The Acquiring Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Acquiring Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.90% of average daily net assets for Class A shares of the Acquiring Fund; (ii) 0.70% of average daily net assets for Class I shares; and (iii) 0.55% of average daily net assets for Class R6 shares. These expense reimbursement arrangements will continue through at least February 28, 2026, unless changed with approval of the Board of Trustees.

(5)

The Acquiring Fund Pro Forma’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Acquiring Fund Pro Forma for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.90% of average daily net assets for Class A shares of the Acquiring Fund Pro Forma; (ii) 0.70% of average daily net assets for Class I shares; and (iii) 0.55% of average daily net assets for Class R6 shares. These expense reimbursement arrangements will continue through at least February 28, 2026, unless changed with approval of the Board of Trustees. Additionally, Teachers Advisors will implement a waiver of 0.03% to the sub-transfer agent fee expense to Class A shares of the Acquiring Fund Pro Forma for a period of 12 months following the effectiveness of the Reorganization. This waiver may be terminated or modified prior to expiration only with the approval of the Board of Trustees of the Acquiring Fund.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the Acquiring Fund following the Reorganization. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. For presentation purposes, the examples below assume the Reorganization is effective as of March 1, 2025, the first day of the month following the expected closing of the Reorganization. These amounts are estimated; actual operating expenses will vary based on asset size and other factors. The examples below assume that you sell your shares at the end of a period, but the estimated costs are the same if you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund
Class A	$687	$932	$1,197	$1,952
Class C	$195	$610	$1,052	$2,281
Acquiring Fund
Class A	$648	$804	$973	$1,463
Class A Pro Forma	$647	$807	$981	$1,483

	1 Year	3 Years	5 Years	10 Years
Target Fund
Class I	$94	$300	$525	$1,173
Acquiring Fund
Class I	$59	$186	$324	$726
Class I Pro Forma	$58	$183	$318	$714

	1 Year	3 Years	5 Years	10 Years
Target Fund
Class R6	$82	$262	$460	$1,032
Acquiring Fund
Class R6	$47	$148	$258	$579
Class R6 Pro Forma	$46	$144	$252	$567

Performance Information

The total returns of each Fund for the periods ended December 31, 2023, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

Information provided in the bar charts below shows annual total returns for each full calendar year during the ten-year period ended December 31, 2023 for the Target Fund’s Class A shares and for the ten-year period ended December 31, 2023 for the Acquiring Fund’s Class R6 shares. The performance of the Funds’ other share classes will differ due to their different expense structures. The Target Fund’s bar chart and the highest/lowest quarterly return information that follow do not reflect sales charges applicable to Class A shares. If these charges were reflected, the returns would be less than those shown. The Acquiring Fund does not assess sales charges on its Class R6 shares.

The tables below illustrate average annual total returns for the one-year, five-year, ten-year and/or since inception periods ended December 31, 2023 for Class A, Class C, Class I and Class R6 shares of the Funds (as applicable). The tables also show how each Fund’s performance compares with the returns of a broad-based securities market index and an average of the annualized returns for all reporting funds tracked by Lipper in the applicable Lipper category. This information is intended to help you assess the variability of Fund returns (and, consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for one class of shares of each Fund only; after-tax returns for other share classes will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Current performance information for the Funds is available at www.nuveen.com/ performance or by calling (800) 257-8787.

Target Fund Class A Annual Total Return

Best quarter: 20.78% for the quarter ended December 31, 2020. Worst quarter: -32.55% for the quarter ended March 31, 2020. Class A total return for the period beginning January 1, 2024 through September 30, 2024 was 12.67%.

	Average Annual Total Returns for the Periods Ended December 31, 2023
Target Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R6)
Class A (return before taxes)	12/22/87	7.65%	10.97%	7.88%	N/A
Class A (return after taxes on distributions)		6.87%	10.12%	6.95%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		5.08%	8.67%	6.20%	N/A
Class C (return before taxes)	2/1/99	13.35%	11.45%	7.87%	N/A
Class R6 (return before taxes)	6/20/18	14.67%	12.73%	N/A	7.88%
Class I (return before taxes)	2/4/94	14.50%	12.58%	8.79%	N/A
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)		25.96%	15.16%	11.48%	11.46%
Russell Midcap® Value Index (1) (reflects no deduction for fees, expenses or taxes)		12.71%	11.16%	8.26%	7.24%
Lipper Mid-Cap Value Funds Category Average(2) (reflects no deduction for taxes or sales load)		12.42%	11.40%	7.34%	6.83%

(1)

An index designed to measure the performance of the mid-cap value segment of the U.S. equity universe, and includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

(2)	Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Category.

Acquiring Fund Class R6 Annual Total Return

Best quarter: 21.51%, for the quarter ended December 31, 2020. Worst quarter: -34.38%, for the quarter ended March 31, 2020. Class R6 total return for the period beginning January 1, 2024 through September 30, 2024 was 15.92%.

	Average Annual Total Returns for the Periods Ended December 31, 2023
Acquiring Fund	Inception Date	1 Year	5 Years	10 Years
Class R6 (return before taxes)	10/1/2002	11.39%	9.95%	6.75%
Class R6 (return after taxes on distributions)		10.94%	7.22%	4.28%
Class R6 (return after taxes on distributions and sale of Fund shares)		7.03%	7.42%	4.87%
Class I (return before taxes)	12/4/2015	11.28%	9.84%	6.67	%(1)
Premier Class (return before taxes)	9/30/2009	11.19%	9.79%	6.59%
Retirement Class (return before taxes)	10/1/2002	11.13%	9.68%	6.49%
Class A (return before taxes)(2)	10/1/2002	4.70%	8.33%	5.81%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)		25.96%	15.16%	11.48%
Russell Midcap® Value Index (reflects no deductions for fees, expenses or taxes)		12.71%	11.16%	8.26%
Lipper Mid-Cap Value Funds Category Average(3) (reflects no deduction for taxes or sales load)		12.42%	11.40%	7.34%

(1)

The performance shown for the Class I that is prior to its inception date is based on performance of the Class R6. The performance for these periods has not been restated to reflect the actual expenses of the Class I. If these actual expenses had been reflected, the performance of the Class I shown for these periods would have been different because the Class I has different expenses than the Class R6.

(2)	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.
(3)	Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Value Funds Category.

Portfolio Turnover

Each Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.

During the Target Fund’s fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 28%. During the Acquiring Fund’s fiscal year ended October  31, 2023, the Fund’s portfolio turnover rate was 78%.

Investment Adviser and Sub-Adviser

The Target Fund is managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). Nuveen Fund Advisors has overall responsibility for management of the Target Fund, oversees the management of the Target Fund’s portfolio, manages the Target Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. As of June 30, 2024, Nuveen Fund Advisors managed approximately $145.5 billion in assets.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to the Target Fund. Nuveen Asset Management manages the investment of the Target Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management is registered as an investment adviser with the SEC under the Advisers Act.

The Acquiring Fund is managed by Teachers Advisors, which manages the assets of the Acquiring Trust, under the supervision of the Board of Trustees of the Acquiring Trust. Teachers Advisors is an indirect wholly owned subsidiary of TIAA. Teachers Advisors is registered as an investment adviser with the SEC under the

Advisers Act. Teachers Advisors also manages the investments of TIAA Separate Account VA-1 and TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Teachers Advisors also manage the investment accounts of College Retirement Equities Fund (“CREF”). As of December 31, 2023, Teachers Advisors and TCIM together had approximately $618.4 billion of assets under management. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017-3206. Teachers Advisors will continue to serve as the investment adviser to the Acquiring Fund following the Reorganization.

Nuveen Fund Advisors, Nuveen Asset Management and Teachers Advisors are subsidiaries of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of CREF, the first company in the United States to issue a variable annuity. As of June 30, 2024, Nuveen, LLC managed approximately $1.2 trillion in assets.

Portfolio Managers

Portfolio Managers of the Target Fund and Acquiring Fund. The table below includes portfolio manager names and experience for the Target Fund and Acquiring Fund.

			Portfolio Manager of Fund Since
	Experience		Total Experience (since dates specified below)
Name & Title	Portfolio Role / Coverage / Expertise / Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
David Chalupnik, CFA* Senior Managing Director	Portfolio Manager	Teachers Advisors, TCIM and other advisory affiliates—2002 to Present (portfolio management of core and value-focused portfolios)	2002	1984	2020
Evan Staples, CFA* Managing Director	Portfolio Manager	Teachers Advisors, TCIM and other advisory affiliates—2010 to Present (portfolio management of core and value-focused portfolios)	2010	2005	2020
Karen Bowie, CFA Managing Director	Portfolio Manager	Teachers Advisors, Nuveen Asset Management and other advisory affiliates—1999 to Present (equity portfolio management)	1999	1984	2024**
David Johnson, CFA Senior Director	Portfolio Manager	Teachers Advisors, Nuveen Asset Management and other advisory affiliates—1997 to Present (equity portfolio management)	1997	1990	2024**

*	David Chalupnik and Evan Staples serve as portfolio managers to the Acquiring Fund only.
**	Applicable to the Acquiring Fund only. Karen Bowie and David Johnson have served as portfolio managers of the Target Fund since 2012 and 2023, respectively.

For a complete description of the advisory services provided to the Target Fund, see the section of the Target Fund’s prospectus entitled “Who Manages the Funds” and the sections of the Target Fund’s SAI entitled “Investment Adviser” and “Sub-Adviser.” For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Acquiring Fund’s prospectus entitled “Management of the Funds” and the sections of the Acquiring Fund’s SAI entitled “Investment Advisory and Other Services.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in each Fund’s SAI.

Advisory and Other Fees

For the fiscal year ended October 31, 2023, each of the Target Fund and the Acquiring Fund had an effective management fee rate payable to its investment adviser (before any fee waivers or expense reimbursements, as applicable), of 0.7713% and 0.4424%, respectively, as a percentage of such Fund’s average daily net assets.

The terms of the Funds’ advisory agreements are described in detail below.

Target Fund. Pursuant to an investment management agreement between Nuveen Fund Advisors and the Target Company, on behalf of the Target Fund, the Target Fund pays Nuveen Fund Advisors a management fee that consists of two components: (i) a fund-level fee, based only on the average daily net assets of the Target Fund and (ii) a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Teachers Advisors and Nuveen Fund Advisors, as described in further detail in the tables below. Pursuant to a sub-advisory agreement between Nuveen Asset Management and Nuveen Fund Advisors, Nuveen Fund Advisors pays Nuveen Asset Management an amount equal to a percentage, as provided in the sub-advisory agreement with respect to the Fund, of the remainder of (i) the management fee payable by the Target Fund to Nuveen Fund Advisors based on the average daily net assets pursuant to Nuveen Fund Advisors’ investment management agreement, less (ii) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Nuveen Fund Advisors in respect of the Target Fund. The Target Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Directors of the Target Company at meetings held on April 18 and 19, 2024. Information regarding the Target Fund Board’s considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement are available in the Target Fund’s semi-annual report for the six months ended April 30, 2024.

Fund-Level Management Fee Breakpoints for the Target Fund

Target Fund
For the first $125 million	0.6000%
For the next $125 million	0.5875%
For the next $250 million	0.5750%
For the next $500 million	0.5625%
For the next $1 billion	0.5500%
For the next $3 billion	0.5250%
For the next $2.5 billion	0.5000%
For the next $2.5 billion	0.4875%
For net assets over $10 billion	0.4750%

Complex-Level Fee for the Target Fund

The overall complex-level fee begins at a maximum rate of 0.1600% of the Target Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Target Fund is the Fund-level fee listed in its prospectus plus 0.1600%. The Target

Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate and making, as appropriate, an upward adjustment to that rate based upon the percentage of the Target Fund’s assets that are not “eligible assets.” As of June 30, 2024, the Target Fund’s effective complex-level fee rate was 0.1574%.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses of the Target Fund through July 31, 2026 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2026 may be terminated or modified prior to that date only with the approval of the Board of Directors of the Target Company.

Acquiring Fund. Pursuant to an investment management agreement between Teachers Advisors and the Acquiring Trust, investment management fees are calculated daily and paid monthly to Teachers Advisors. They are calculated as a percentage of the average value of the daily net assets for the Acquiring Fund and are accrued daily proportionately at 1/365th (1/366th in a leap year).

Effective May 1, 2024, the management fee schedule for the Acquiring Fund consists of two components: a Fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible assets managed by Teachers Advisors and Nuveen Fund Advisors. Nuveen Fund Advisors, an investment adviser under common control with Teachers Advisors, serves as manager to various other registered investment companies that operate under the Nuveen name (collectively with the Funds and other registered investment companies managed by Teachers Advisors that operate under the Nuveen name, the “Nuveen Funds”). This pricing structure enables Acquiring Fund shareholders to benefit from growth in the assets within the Acquiring Fund as well as from growth in the amount of complex-wide assets managed by Teachers Advisors and Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of the Acquiring Fund as follows:

Fund-Level Management Fee Breakpoints for the Acquiring Fund

Acquiring Fund
$0.0-$0.5 billion	0.32%
Over $0.5-$0.75 billion	0.30%
Over $0.75-$1.0 billion	0.28%
Over $1.0-$2.0 billion	0.25%
Over $2.0-$4.0 billion	0.22%
Over $4.0-$7.0 billion	0.19%
Over $7.0-$10.0 billion	0.16%
Over $10.0 billion	0.13%

Complex-Level Fee for the Acquiring Fund

The overall complex-level fee, payable monthly, begins at a maximum rate of 0.1600% of the Acquiring Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for the Acquiring Fund is the Fund-level fee plus 0.1600%. The complex-level fee rate for each the Acquiring Fund is determined by taking the current overall complex-level fee rate, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the Acquiring Fund’s assets that are not eligible complex-level assets. As of June 30, 2024, the Acquiring Fund’s effective complex-level fee rate was 0.1597%.

Teachers Advisors has contractually agreed to reimburse the Acquiring Fund for any total annual fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.90% of average daily net assets for Class A shares of the Acquiring Fund; (ii) 0.70% of average daily net assets for Class I shares; and (iii) 0.55% of average daily net assets for Class R6 shares. These expense reimbursement arrangements will continue through at least February 28, 2026, unless changed with approval of the Board of Trustees. Additionally, Teachers Advisors will implement a waiver of 0.03% to the sub-transfer agent fee expense to Class A shares of the Acquiring Fund for a period of 12 months following the effectiveness of the Reorganization. This waiver may be terminated or modified prior to expiration only with the approval of the Board of Trustees of the Acquiring Fund.

The Acquiring Fund’s investment management agreement was last approved for continuance by the Board of Trustees of the Acquiring Trust at meetings held on April 18 and 19, 2024. Information regarding the Board of Trustees of the Acquiring Trust’s considerations in determining to approve continuation of the investment management agreement is available in the Acquiring Fund’s semi-annual report for the six months ended April 30, 2024.

Distributors, Distribution and Service Fees

Nuveen Securities, LLC (“Nuveen Securities”), located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for the Target Fund and the Acquiring Fund.

The Target Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Target Fund Rule 12b-1 Plan”). Under the Target Fund Rule 12b-1 Plan, for the Target Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, and (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of the average daily net assets of its Class C shares. For the Target Fund, Class I and Class R6 shares are not subject to either distribution or service fees. With respect to the Target Fund, administrative services not already provided by other service providers may be provided under Nuveen Fund Advisors’ investment management agreement.

The Board of Trustees of the Acquiring Trust has adopted a distribution plan with respect to Class A shares of the Acquiring Fund (the “Class A Compensation Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Compensation Plan, the Acquiring Fund compensates Nuveen Securities for certain services that Nuveen Securities provides in connection with the promotion, distribution and/or shareholder servicing of Class A shares. Payments by the Acquiring Fund under the Class A Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for Class A of the Acquiring Fund. Class I and Class R6 shares of the Acquiring Fund are not subject to a distribution and/or service fee.

The table below lists the fees that each share class involved in the Reorganization is subject to pursuant to the Target Fund Rule 12b-1 Plan or Acquiring Fund Rule 12b-1 Plan, as applicable, stated as a percentage of the average daily net assets attributable to the relevant share class.

Class	Target Fund 12b-1 Fees	Class	Acquiring Fund 12b-1 Fees
A	0.25%	A	0.25%
C	1.00%
I	None	I	None
R6	None	R6	None

Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate Nuveen Securities for distributing, promoting and/or servicing Premier Class shares at an annual rate of up to 0.15% of average daily net Premier Class assets. Retirement Class shares are subject to a service fee at an annual rate of up to 0.25% paid to Teachers Advisors for providing or arranging for the provision of certain administrative and shareholder services.

For a complete description of the Target Fund’s distribution and service arrangements, see the section of the Target Fund’s prospectus entitled “What Share Classes We Offer” and the section of the Target Fund’s SAI entitled “Distribution and Service Plan.” For a complete description of the Acquiring Fund’s distribution and service arrangements, see the section of the Acquiring Fund’s prospectus entitled “Distribution and Service Arrangements” and the sections of the Acquiring Fund’s SAI entitled “Distribution (Rule 12b-1) Plans” and “Fund Payments to Financial Intermediaries.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and/or their related companies may pay the financial intermediary for providing investor services. The Funds’ related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. See the section entitled “Distribution and Service Payments” in the Target Fund’s prospectus and the section entitled “Payments to Broker-Dealers and Other Financial Intermediary Compensation” in the Acquiring Fund’s prospectus for additional information.

Distributions

For the Target Fund, dividends from net investment income, if any, are normally declared and paid annually and any capital gains are normally distributed at least once each year.

Dividends from the Acquiring Fund’s net investment income and capital gains, if any, are normally declared and paid annually.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Comparison of Voting Rights

For the Target Fund, shareholders are entitled to one vote for each share held. This method of voting is known as share-based voting. Each whole share shall be equal to each other share. For the Acquiring Fund, each share held shall entitle the holder thereof to a number of votes equal to the net asset value of the share in United States dollars determined at the close of business on the record date. This method of voting, known as “dollar-weighted voting,” means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in the Reorganization SAI, and additional information regarding the Acquiring Fund is contained in the Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Board Approval of the Reorganization

Based on the considerations described below, the Board of Directors of the Target Company (the “Target Board”), all of whom are not “interested persons,” as that term is defined in the 1940 Act, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees of the Acquiring Trust (the “Acquiring Board”; the Target Board and the Acquiring Board are each a “Board”), all of whom are not “interested persons,” as that term is defined in the 1940 Act, has also determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on September 19, 2024 (the “September Meeting”), the Boards approved the Reorganization, and the Target Board recommended that shareholders of the Target Fund vote in favor of the Reorganization.

The Target Fund and the Acquiring Fund are managed by affiliated investment advisers. In this regard, Teachers Advisors (the Acquiring Fund’s investment adviser), Nuveen Fund Advisors (the Target Fund’s investment adviser) and Nuveen Asset Management (the Target Fund’s investment sub-adviser) are each wholly-owned subsidiaries of Nuveen, the investment management arm of TIAA. The Reorganization was proposed by Nuveen as part of its ongoing effort to enhance the increasingly integrated offerings of Nuveen’s global equities platform. Consistent with this initiative, and given that the portfolio managers of the Target Fund joined the team of portfolio managers of the Acquiring Fund in March 2024, Nuveen anticipates that the Reorganization would eliminate redundant products, would result in lower expenses for shareholders of the Target Fund and may result in expense savings for the surviving Fund over time. The Reorganization also would provide shareholders of the Target Fund with the opportunity to continue their investment in a mid-cap equity fund with investment objectives and strategies that are similar to those of the Target Fund.

Prior to the September Meeting, Nuveen introduced the proposal to potentially reorganize the Target Fund into the Acquiring Fund at the Boards’ meeting on August 20-21, 2024. Following the introduction and prior to the September Meeting, the Boards requested through independent legal counsel information and received extensive materials regarding the Reorganization prepared by Nuveen. Prior to approving the Reorganization, each Board reviewed and discussed the foregoing information with its independent legal counsel and with management, reviewed with independent legal counsel applicable law and its duties in considering such matters, and met with independent legal counsel in a private session without management present.

Based on the foregoing, the Boards considered the following factors, among others, in approving the Reorganization and, with respect to the Target Board, recommending that shareholders of the Target Fund approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the extent of consistency of portfolio management as between the two Funds;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expenses for the Funds, including any cap on the surviving Fund’s expenses agreed to by Teachers Advisors;

•	the anticipated federal income tax-free nature of the Reorganization;

•	the expected direct costs of the Reorganization and that shareholders of the Funds would not bear such costs of the Reorganization;

•	the terms of the Reorganization, including provisions designed to avoid dilution of the interests of existing shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to Nuveen Fund Advisors and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

The Boards considered the compatibility of the Funds’ investment objectives, principal investment strategies and principal risks. In this regard, the Boards considered that the investment objective of the Target Fund is to seek capital appreciation, while the investment objective of the Acquiring Fund is to seek a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Additionally, the Boards considered that although the Funds’ principal investment strategies are similar, there are differences in certain respects. For instance, the Target Fund invests, under normal market conditions, at least 80% of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies, while the Acquiring Fund, under normal circumstances, invests at least 80% of its assets in mid-cap equity securities. The Target Fund, however, defines mid-capitalization companies as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index. In comparison, the Acquiring Fund invests primarily in equity securities of medium-sized domestic companies, as defined by the Acquiring Fund’s benchmark index, the Russell Midcap® Value Index.

Furthermore, the Target Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers; up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank; and up to 15% of its total assets in equity securities of emerging market issuers. The Acquiring Fund may invest up to 20% of its assets in foreign investments.

With respect to comparability of risks, the Target Board considered that although an investment in each Fund is subject to many of the same principal risks (such as market risk, mid-cap risk and foreign investment risk), there are some differences in the principal risks between the Funds given the differences in investment strategies, portfolio composition and holdings.

Portfolio Management

As described above, although the Target Fund and Acquiring Fund have different investment advisers and the Target Fund has an investment sub-adviser, the Funds’ investment advisers and the Target Fund’s investment sub-adviser are affiliated persons. Further, as noted above, the Boards considered that the co-portfolio managers of the Target Fund joined the portfolio management team of the Acquiring Fund in March 2024. The Boards considered that, following the Reorganization, the portfolio managers of the Acquiring Fund will continue to serve as portfolio managers of the surviving Fund.

Investment Performance

The Boards considered the relative investment performance of the Funds over various periods. The Boards considered, among other things, the returns for each share class of the Target Fund compared to the applicable share class of the Acquiring Fund for the year-to-date and one-, three-, five- and ten-year periods ended August 31, 2024 (or for such shorter periods to the extent the respective share class was not in existence during the period). The Boards also considered the Target Fund’s and Acquiring Fund’s performance relative to its benchmark and ranking in its Morningstar category over specified periods. The Boards considered, among other things, that the performance of Class A, Class I and Class R6 shares of the Acquiring Fund outperformed the performance of its corresponding share class of the Target Fund to be surrendered pursuant to the Reorganization for the year-to-date and the one-year periods ended August 31, 2024.

Relative Sizes

The Boards considered that the Acquiring Fund had greater assets than the Target Fund as of August 31, 2024. The Boards considered that combining the Funds would create a larger fund which would normally provide additional benefits to shareholders as fixed operating expenses would be spread over the larger asset base of the surviving Fund following the Reorganization. In this case, the Boards considered, as described below, that the estimated gross and net expense ratios of the surviving Fund for each share class would be lower than the gross and net expense ratios of each corresponding share class of the Funds (based on the actual expenses for six months ended April 30, 2024 annualized) other than the gross expense ratio of Class A shares of the Acquiring Fund. The Boards also considered that, as a result, Teachers Advisors has agreed to an additional temporary expense waiver with respect to certain expenses of Class A shares of the Acquiring Fund as described in further detail below. See “Fees and Expense Ratios” below.

Fees and Expense Ratios

The Boards considered the fees and expense ratios of each share class of the Funds compared to the estimated fees and expenses of the corresponding share class of the surviving Fund following the Reorganization and the impact of expense caps. In this regard, the Boards considered that pursuant to the Reorganization, holders of Class A and Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund (as the Acquiring Fund does not offer Class C shares), Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund and Class R6 shares of the Target Fund will receive Class R6 shares of the Acquiring Fund.

The Boards considered that the estimated management fee rate of the surviving Fund was lower than the management fee rate of the Target Fund (based on actual expenses for six months ended April 30, 2024 annualized) for all corresponding share classes. Similarly, the Boards considered that the estimated management fee rate of the surviving Fund following the Reorganization would be lower than the management fee rate of the Acquiring Fund (based on actual expenses for six months ended April 30, 2024 annualized). In addition, the Boards considered that the estimated gross and net annual operating expense ratios of each share class of the surviving Fund following the Reorganization were lower than the gross and net annual operating expense ratios, respectively, of the applicable share class of each Fund, other than the Class A shares of the Acquiring Fund. The Boards considered that the estimated gross expense ratio of the Class A shares of the surviving Fund following the Reorganization would be slightly higher than the gross expense ratio of Class A shares of the Acquiring Fund (based on actual expenses for six months ended April 30, 2024 annualized) due to certain shareholder servicing expenses paid by Class A shares and as a result, Teachers Advisors has agreed to an additional temporary expense waiver of 3 basis points of such expenses to Class A shares for a period of 12 months following the effectiveness of the Reorganization. The Boards further considered that the management fees of each Fund are comprised of a fund-level fee (which is based on assets within the respective Fund) and a complex-level fee (which is based on the aggregate amount of all eligible assets managed by Teachers Advisors and Nuveen Fund Advisors). The Boards considered that following the Reorganization, the eligible assets available to be included in the amount of complex assets used to determine complex-level fees of participating Nuveen funds would not change.

In addition, the Boards considered that the ongoing Rule 12b-1 distribution and/or service fees of the Class A shares of the Acquiring Fund were the same level as Class A shares of the Target Fund and lower than the Rule 12b-1 distribution and/or service fees of Class C shares of the Target Fund. Further, Class I and Class R6 shares of the Target Fund and the Acquiring Fund do not assess Rule 12b-1 fees.

The Boards further considered the sales loads (if any) applicable to the share classes of the Acquiring Fund and Target Fund. Although Class A shares of the Target Fund and Acquiring Fund are normally subject to a front-end sales load, the Boards considered that shareholders will not incur a sales load, commission or any other similar fee on shares issued in connection with the Reorganization. Further, if the Class A shares of the Target Fund are subject to a CDSC (which may be the case for purchases of Class A shares of $1 million or more that were not subject to a front-end sales load), the holding period will carry over to the Acquiring Fund for purposes of determining whether the CDSC applies. In addition, with respect to Class A shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that any potential deferred sales charge that would be payable upon the sale of such Class A shares of the Acquiring Fund will be waived.

Tax Consequences of the Reorganization

The Boards considered the tax implications of the Reorganization. The Boards considered that the Reorganization will be structured with the intention that it qualifies as a tax-free reorganization for federal income tax purposes. The Boards also considered that although the Reorganization will itself be a tax-free transaction, a portion of the Target Fund’s portfolio would be repositioned, which may result in increased distributions of capital gains realized in connection with such portfolio repositioning prior to the Reorganization. The Boards further considered that the Target Fund did not have capital loss carryforwards as of June 30, 2024. If the Target Fund generates any such carryforwards prior to the date of the Reorganization, the Boards considered that applicable tax laws could impose limits on the amount of capital loss carryforwards that the Acquiring Fund may use in any one year.

Costs of the Reorganization

The Boards considered the estimated direct costs of the Reorganization based on information provided to them and considered that Nuveen Fund Advisors, Teachers Advisors or an affiliate thereof will pay all direct costs associated with the Reorganization whether or not the Reorganization is ultimately completed. In addition, the Boards considered the estimated transaction costs and the estimated gain or loss due to the repositioning of the Target Fund’s portfolio in connection with the Reorganization. The Boards considered that the Target Fund and its shareholders would bear the costs of portfolio repositioning.

Dilution

The Boards considered that the terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund having a total net asset value equal to the total net asset value of the shares of the Target Fund surrendered.

Effect on Shareholder Rights

The Boards considered that the Target Fund is a series of the Target Company, a Maryland corporation, whereas the Acquiring Fund is a series of the Acquiring Trust, a Delaware statutory trust. The Target Company is governed by its Articles of Incorporation, its bylaws and Maryland law and the Acquiring Trust is governed by its Declaration of Trust and Delaware law and, therefore, shareholder rights may differ. Further, the Boards considered, among other things, that holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionately; whereas, holders of shares of the Acquiring Fund are entitled to one vote for each dollar of NAV they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of the Acquiring Fund held times the NAV per share of the Acquiring Fund.

Alternatives to the Reorganization

The Target Board considered various alternatives, including maintaining the status quo of the Target Fund, repurposing the Target Fund or liquidating the Target Fund. The Target Board considered the rationale of Nuveen for recommending the Reorganization as opposed to the alternatives to the Reorganization. The Target Board considered that keeping the status quo was not ideal given that there would be two competing strategies offered in the marketplace by the Target Company and the Acquiring Trust with differing performance histories. The Target Board further considered that any repurposing of the Target Fund may deviate from the original objectives of, and shareholder expectations for, the Target Fund which may lead to redemptions. Finally, the Target Board considered that liquidation of the Target Fund was not in the best interests of its shareholders as liquidation would potentially be a taxable event for certain investors.

Potential Benefits to Nuveen Fund Advisors and its Affiliates

The Boards considered that the Reorganization may result in some benefits and economies for Nuveen and its affiliates. The Boards considered that although Nuveen Fund Advisors would be losing the management fees from the Target Fund, Teachers Advisors, an affiliate of Nuveen, would be earning additional management fees from the Acquiring Fund as a result of the additional assets under management. However, it was expected that the estimated overall management fees as of August 31, 2024 earned by Nuveen would decrease following the Reorganization. In addition, the Boards considered that Nuveen and its affiliates may benefit from any cost savings to Nuveen as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex, including efficiencies realized by no longer providing certain services to the Target Fund. Further, the Boards considered that Nuveen’s reputation within the asset management business and with distribution partners may be clarified and strengthened with the reduction of funds with competing investment mandates.

Conclusion

The Target Board approved the Reorganization on behalf of the Target Fund, concluding that the Reorganization was in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the Reorganization. The Acquiring Board also approved the Reorganization on behalf of the Acquiring Fund, concluding that the Reorganization was in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization. The Boards did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization, and different Board members may have accorded different weights to different factors.

The Reorganization

The Reorganization will be governed by the Agreement, a form of which is attached as Appendix A. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date.

The Target Fund will transfer all of its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the NYSE on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the shareholders of the Target Fund, and representing the respective pro rata number, by class, of Acquiring Fund shares due each such shareholder. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, a holder of Class A or Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund, a holder of Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund and a holder of Class R6 shares of the Target Fund will receive Class R6 shares of the Acquiring Fund, in each case equal in total net asset value, as of the close of regular trading on the NYSE on the Closing Date, to the total net asset value of the Target Fund Class A, Class C, Class I and Class R6 shares surrendered by such shareholder.

The Board of Directors of the Target Company determined that the Reorganization is in the best interests of the Target Fund, and the Board of Directors of the Target Company has further determined that the interests of the existing shareholders of the Target Fund would not be diluted as a result of the transactions contemplated by the Agreement. Similarly, the Board of Trustees of the Acquiring Trust approved the Reorganization and found it to be in the best interests of the Acquiring Fund and determined that the interests of the existing Acquiring Fund shareholders will not be diluted by the Reorganization.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Target Fund and Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate the Agreement at or before the closing of the Reorganization due to (i) a breach by the other Fund of any representation, warranty or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Directors of the Target Company or the Board of Trustees of the Acquiring Trust that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Target Fund or Acquiring Fund, respectively.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date of the Reorganization, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing of the Reorganization. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. See “Material Federal Income Tax Consequences.”

The Acquiring Fund will be deemed the “accounting survivor” in connection with the Reorganization and will retain its performance track record following the Reorganization.

Description of Securities

Shares of Beneficial Interest. The Target Fund has established and designated four classes of common stock, par value $0.0001 per share, consisting of Class A, Class C, Class I and Class R6. The Acquiring Fund has established and designated three classes of shares involved in the Reorganization with a par value of $0.0001 per share, which include Class A, Class I and Class R6 shares. Class A, Class I and Class R6 shares to be issued to shareholders of the Target Fund in the Reorganization are offered through this Proxy Statement/Prospectus.

Voting Rights of Shareholders. Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally, while holders of shares of the Acquiring Fund are entitled to one vote for each dollar of NAV they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of the Acquiring Fund held times the NAV per share of the Acquiring Fund. The Target Fund and the Acquiring Fund operate as series of the Target

Company and Acquiring Trust, respectively, each of which is an open-end management investment company registered with the SEC under the 1940 Act.

The Target Company currently has 17 series, and the Board of Directors of the Target Company may, in its sole discretion, create additional series from time to time. Similarly, the Acquiring Trust currently has 68 series, and the Board of Trustees of the Acquiring Trust may, in its sole discretion, create additional series from time to time. Each class of shares of the Target Fund represents an interest in the same portfolio of investments of the Target Fund. Each class of shares of the Target Fund and the Acquiring Fund has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no preemptive or other subscription rights associated with any class of shares of the Target Fund or Acquiring Fund. In addition to the specific voting rights described above, shareholders of the Target Fund and Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. The Board of Directors of the Target Company and Board of Trustees of the Acquiring Trust have the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each shareholder of record of the Target Fund containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The Advisers believe that the shareholder services and shareholder programs of the Funds are identical. Target Fund shareholders who hold shares of other Nuveen mutual funds will be permitted to consider shares held in the TIAA-CREF Fund Complex for purposes of rights of accumulation or letters of intent applicable to purchases of other Nuveen mutual funds. Once the Reorganization is completed, shareholders would have the right to exchange their Acquiring Fund shares for shares of the same class of other TIAA-CREF funds and for shares of other Nuveen mutual funds. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Board Members and Officers

The Target Fund is organized as a separate series of Nuveen Investment Funds, Inc. (previously defined as the “Target Company”), an open-end management investment company organized as a Maryland corporation. The Target Company is governed by a Board of Directors consisting of twelve members, all of whom are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (in the case of both the Target Company and Acquiring Trust, as applicable, the “Independent Board Members”). For more information on the history of the Target Company, see the Target Fund’s SAI, dated February 29, 2024 (as it may be supplemented from time to time). The names and business addresses of the directors and officers of the Target Company and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Target Fund’s SAI, as supplemented, which is incorporated herein by reference.

The Acquiring Fund is organized as a separate series of the Acquiring Trust, an open-end management investment company established under Delaware law as a Delaware statutory trust. The Acquiring Trust is governed by a Board of Trustees consisting of twelve members, all of whom are Independent Board Members. For more information on the history of the Acquiring Trust, see the Acquiring Fund’s SAI, dated March 1, 2024 (as it may be supplemented from time to time).

The names and business addresses of the Trustees and officers of the Acquiring Trust and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Acquiring Fund’s SAI, as supplemented, which is incorporated herein by reference.

Service Providers

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as the custodian for the assets of each Fund. SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219140, Kansas City, Missouri 64121-9140 serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the independent registered public accounting firm for each Fund.

Material Federal Income Tax Consequences

As a condition to the Target Fund’s and the Acquiring Fund’s obligation to consummate the Reorganization, the Target Fund and Acquiring Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The acquisition by the Acquiring Fund of substantially all of the properties of the Target Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares to the Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation and termination of the Target Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

2.

The Target Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Target Fund, except that the Target Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

3.	The Target Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Target Fund in the Reorganization.

4.

The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Target Fund.

5.

The adjusted basis to the Acquiring Fund of the properties of the Target Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Target Fund immediately before the exchange.

6.

The Acquiring Fund’s holding periods with respect to the properties of the Target Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The shareholders of the Target Fund will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for Target Fund shares.

8.

The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the aggregate basis of Target Fund shares surrendered by the Target Fund Shareholder in exchange therefor.

9.

Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Target Fund Shareholder in the Reorganization will include the holding period during which the Target Fund Shareholder held Target Fund shares surrendered in exchange therefor, provided that the Target Fund Shareholder held such shares as a capital asset on the date of Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the valuation time in connection with the closing, the Target Fund expects to declare and pay a distribution to its shareholders, which, together with all previous distributions with respect to taxable periods ending on or before the Closing Date, will have the effect of distributing to shareholders at least all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, for taxable periods ending on or before the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. The Acquiring Fund is also expected to declare a distribution prior to the closing of the Reorganization. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, including sales anticipated in connection with the repositioning described herein, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

The Target Fund will experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be increased if such income or gain cannot be offset by available capital loss carryforwards. After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Target Fund at the time of the Reorganization. As of October 31, 2023, the Target Fund’s tax year end, the Target Fund did not have short-term or long-term capital loss carryforwards.

Following the Reorganization, the amount of the Target Fund’s capital loss carryforwards (if any) that can be used in any taxable year, will generally be subject to an annual limitation, which is equal to the long-term tax-exempt rate at the time of the Reorganization, multiplied by the aggregate net asset value of the Target Fund at the time of Reorganization.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have received had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Nuveen Fund Advisors, Teachers Advisors or an affiliate will absorb the direct costs of the Reorganization, which are estimated by the Advisers to be approximately $615,000.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $7,500 plus reasonable expenses, which is included in the expense estimate above.

Description of Governing Laws

The Target Fund is a series of the Target Company, which is a Maryland corporation. The Acquiring Fund is a series of the Acquiring Trust, which is a Delaware statutory trust. The Target Fund is governed by the Target Company’s Articles of Incorporation (“Target Fund Charter”), its bylaws and Maryland law. The Acquiring Fund is governed by its Declaration of Trust (“Acquiring Fund Declaration”) and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Description of Maryland Corporations

The Target Fund is a series of a Maryland corporation, which is governed by the Maryland General Corporation Law (the “MGCL”), the Target Fund Charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting. Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Target Fund Charter and bylaws contain such provisions.

Election and Removal of Directors. Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Target Company may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provide, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Target Fund Charter contains such a provision. Under the bylaws of the Target Company, a special meeting of shareholders shall be called upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to vote at such meeting. The bylaws of the Target Company provide that shareholders may, at any meeting of shareholders duly called and at which a quorum is present, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies.

Amendments to the Charter. Under the MGCL, shareholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally, a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Target Fund Charter permits the Board of Directors to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Target Fund Charter does not prohibit the Board of Directors from doing so.

Issuance of Shares. The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability. Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. Maryland law provides that a corporation may indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the Target Fund Charter requires the Target Company to do so. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights. Pursuant to the Target Fund Charter, shareholders of the Target Fund have no preemptive rights.

Derivative Actions. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Description of Delaware Statutory Trusts

Under the Delaware Statutory Trust Act (“DSTA”), shareholders of the Acquiring Trust are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the Delaware General Corporation Law. The Acquiring Fund Declaration provides that if any shareholder or former shareholder is exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the Acquiring Trust, and not because of such shareholder’s acts or omissions, the shareholder or former shareholder shall be entitled to be held harmless from and indemnified out of the assets of the Acquiring Trust against all loss and expense arising from such liability; provided, however there shall be no liability or obligation of the Acquiring Trust arising hereunder to reimburse any shareholder for taxes paid by reason of such shareholder’s ownership of any shares or for losses suffered by reason of any changes in value of any Acquiring Trust assets.

Shareholder Voting. Please see “Voting Rights of Shareholders” for a discussion on shareholder voting rights.

Election and Removal of Trustees. The Acquiring Fund Declaration provides that the Trustees of the Acquiring Trust determine the size of the Board of Trustees of the Acquiring Trust, subject to a minimum of two and a maximum of 25. Under the Acquiring Fund Declaration, each Trustee of the Acquiring Trust holds office until the next meeting of shareholders called for the purposes of considering the election or re-election of such Trustee, or of a successor to such Trustee, and until his or her successor is elected and qualified. The Acquiring Fund Declaration provides that vacancies on the Board of Trustees of the Acquiring Trust may be filled by the majority of remaining Trustees, except when election by the shareholders is required under the 1940 Act. A Trustee of the Acquiring Trust may be removed with or without cause, and a Trustee of the Acquiring Trust must be removed by written instrument signed by at least two-thirds of the number of Trustees in office prior to such removal, or by the affirmative vote of shareholders of the Acquiring Trust holding at least two-thirds of the outstanding shares, cast in person or by proxy at any meeting called for that purpose. The Acquiring Fund Declaration provides that a Trustee may hold office until the next shareholder meeting called for the purpose of considering election or re-election of such Trustee, and until his or her successor is elected and qualified.

Issuance of Shares. The Trustees of the Acquiring Trust are authorized to issue an unlimited number of shares.

Series and Classes. The Acquiring Fund Declaration gives broad authority to the Board of Trustees of Acquiring Trust to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees of the Acquiring Trust are also authorized to terminate a series or class without a vote of shareholders under certain circumstances.

Amendments to Acquiring Fund Declaration. The Acquiring Fund Declaration may be amended at any time by an instrument in writing signed by a majority of Trustees of the Acquiring Trust except as otherwise required by the Acquiring Fund Declaration or the 1940 Act.

Shareholder, Director/Trustee and Officer Liability. The Acquiring Fund Declaration provides that shareholders of the Acquiring Fund shall be entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, and the Acquiring Trust shall indemnify and hold harmless a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Acquiring Trust will assume, upon request, the defense of any claim against its shareholder for any act or obligation of the Acquiring Trust and satisfy any related judgment. Similarly, the Acquiring Fund Declaration provides that a Trustee of the Acquiring Trust shall be liable to the Acquiring Trust or the shareholders only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of the office of the trustee. The Acquiring Fund Declaration further provides for indemnification against loss for every person who is or has been a trustee, officer, employee or agent of the Acquiring Trust subject to certain exceptions.

Preemptive Rights. Pursuant to the Target Fund Charter and the Acquiring Fund Declaration, respectively, shareholders of the Target Fund and the Acquiring Fund have no preemptive rights or other rights to subscribe to additional shares.

Derivative Actions. Under the DSTA, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Target Company and Acquiring Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the capitalization of the Target Fund, the Acquiring Fund and the pro forma capitalization of the Acquiring Fund after Reorganization adjustments. The table is presented as of September 30, 2024. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

Capitalization Table As of September 30, 2024 (Unaudited)
Net Assets	Target Fund	Acquiring Fund	Pro Forma Adjustment(1)		Acquiring Fund Pro Forma
Class A	$67,805,302	$208,353,883	$3,744,092	(2)	$279,903,277
Class C	4,117,900	—	(4,117,900	)(2)	—
Class I	345,663,895	266,520	(779,704	)(2)	345,150,711
Class R6	44,762,973	1,139,945,185	—		1,184,708,158
Premier Class	—	33,054,656	—		33,054,656
Retirement Class	—	452,635,432	—		452,635,432

Total	$462,350,070	$1,834,255,676	$(1,153,512)		$2,295,452,234

Shares Outstanding
Class A	1,163,907	11,499,430	2,806,000	(3)	15,469,337
Class C	76,782	—	(76,782	)(3)	—
Class I	5,889,214	13,996	12,496,389	(3)	18,399,599
Class R6	759,491	59,751,437	1,586,810	(3)	62,097,738
Premier Class	—	1,736,692	—		1,736,692
Retirement Class	—	23,983,825	—		23,983,825

Total	7,889,394	96,985,380	16,812,417		121,687,191

Net Asset Value Per Share
Class A	$58.26	$18.12			$18.09
Class C	$53.63	$—			$—
Class I	$58.69	$19.04			$18.76
Class R6	$58.94	$19.08			$19.08
Premier Class	$—	$19.03			$19.03
Retirement Class	$—	$18.87			$18.87

(1)

The pro forma balances are presented as if the Reorganization was effective as of September 30, 2024, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about February 7, 2025, or such later time agreed to by the parties, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)

Nuveen Fund Advisors, Teachers Advisors or an affiliate will absorb all direct costs of the Reorganization. The figures assume the Target Fund and the Acquiring Fund are required to distribute its tax basis undistributed net investment income of $4,153,266 and $19,337,695, respectively, and tax basis accumulated net realized gains of $16,598,577 and $63,564,843, respectively, prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using estimated reinvestment rates of 97%, 100%, 95% and 100% for Class A, Class C, Class I and Class R6, respectively, resulting in a total cash distribution for the Target Fund of $867,029, and reinvested in Acquiring Fund shares using estimated reinvestment rates of 97%, 67%, 100%, 100% and 100% for Class A, Class I, Class R6, Premier Class and Retirement Class, respectively, resulting in a total cash distribution for the Acquiring Fund of $286,483.

(3)

Reflects the issuance by the Acquiring Fund of approximately 3,742,325 Class A shares, 227,582 Class A shares, 18,385,603 Class I shares and 2,346,301 Class R6 shares to Class A, Class C, Class I and Class R6 shareholders, respectively, of the Target Fund in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class I and Class R6 shares (as applicable) of the Acquiring Fund pursuant to the Agreement will be passed on by Rachael M. Zufall, Vice President and Secretary, of the Acquiring Trust.

Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Reorganization SAI do not contain all of the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports that the Target Fund and Acquiring Fund have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933 and the 1940 Act to which reference is hereby made. The SEC file number for the registration statement containing the current prospectus and SAI for the Target Fund is Registration No. 033-16905 and the Acquiring Fund is Registration No. 333-76651. Such prospectuses and SAIs relating to the Target Fund and Acquiring Fund are incorporated herein by reference, only insofar as they relate to the Target Fund and Acquiring Fund.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of November 5, 2024, the record date (“Record Date”) with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the securities outstanding of any class of shares of the Fund involved in the Reorganization. The tables also set forth the estimated pro forma percentage of shares of the Acquiring Fund that would have been owned by such parties assuming the Reorganization occurred on the Record Date. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After the Reorganization

A	Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	24.21%	6.22%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After the Reorganization

A	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	8.26%	2.21%

A	Empower Trust FBO Employee Benefit Clients 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	6.32%	1.52%

A	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3710	5.88%	1.41%

C	Charles Schwab & Co. Inc. Special Custody Acct. FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	28.02%	6.22%

C	National Financial Services LLC For the Exclusive Benefit of our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	15.73%	2.21%

C	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	13.58%	0.20%

C	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	11.59%	0.17%

C	American Enterprise Investment Serv 707 2nd Ave. S Minneapolis, MN 55402-2405	9.71%	0.14%

C	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	6.33%	0.09%

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After the Reorganization

C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	5.69%	8.83%

R6	DCGT as Ttee and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High St. Des Moines, IA 50392-0001	38.37%	1.40%

R6	Charles Schwab & Co. Inc. Special Custody Account For Benefit of Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	12.23%	0.45%

R6	State Street Bank Trustee and/or Custodian FBO ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	5.45%	0.20%

I	JP Morgan Chase Bank N.A. FBO TIAA-CREF Trust Co. as Cust. For IRA Clients 4 Metrotech Ctr. Brooklyn, NY 11245-0004	36.81%	36.78%

I	Standard Insurance Company 1100 SW 6th Ave. Ste. P11A Portland, OR 97204-1015	9.63%	9.62%

I	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	8.14%	8.14%

I	American Enterprise Investment Serv 707 2nd Ave. S Minneapolis, MN 55402-2405	7.89%	7.88%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After the Reorganization

A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.74%	8.83%

A	Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	6.38%	4.75%

I	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading P.O. Box 509046 San Diego, CA 92150-9046	47.03%	0.04%

I	Teachers Insurance & Annuity Assoc. Attn: TIAA-CREF Mutual Fund Ops. 730 3rd Ave. Ste. 2A New York, NY 10017-3207	35.22%	0.03%

I	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops. Manager 250 Nicollet Mall Suite 1400 Minneapolis, MN 55401-7582	8.60%	0.01%

I	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Cust 1 New York Plz. Fl. 12 New York, NY 10004-1965	5.26%	0.00%

R6	TIAA Trust, N.A. as Cust/Ttee Of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	53.54%	51.59%

R6	TIAA-CREF Individual & Institutional Serv Inc. For Exclusive Benefit of Customers Attn: Patrick Nelson 730 3rd Ave. New York, NY 10017-3206	38.65%	37.24%

Premier	TIAA Trust, N.A. as Cust/Ttee Of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd. Charlotte, NC 28262-8500	99.96%	99.96%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Acquiring Fund After the Reorganization

Retirement	JPMorgan Chase Bank N.A. FBO TIAA-CREF Trust Co. as Cust. for IRA Clients Attn: DC Plan Service Team 4 New York Plz. Fl. 17 New York, NY 10004-2413	69.83%	69.83%

Retirement	TIAA Trust, N.A. as Cust/Ttee Of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd. Charlotte, NC 28262-8500	24.05%	24.05%

At the close of business on the Record Date, there were 1,154,346.214 Class A shares, 75,718.040 Class C shares, 5,725,973.104 Class I shares and 747,279.113 Class R6 shares of the Target Fund outstanding. As of November 5, 2024, the Directors and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on the Record Date, there were 11,367,987.769 Class A shares, 13,998.959 Class I shares, 60,341,716.818 Class R6 shares, 1,601,763.111 Premier Class shares and 24,672,660.797 Retirement Class shares of the Acquiring Fund outstanding. As of November 5, 2024, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Directors of the Target Company or the Board of Trustees of the Acquiring Trust, or any individual Director/Trustee, should write to their Fund, to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and identify the Fund that you own and with respect to which Fund your letter is concerned. If the communication is intended for a specific Director/Trustee and so indicates, it will be sent only to that Director/Trustee. If a communication does not indicate a specific Director/Trustee, it will be sent to the chair of the nominating and governance committee and to the independent legal counsel of the Board of Directors of the Target Company or the Board of Trustees of the Acquiring Trust for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. As of the Record Date, the following shares of beneficial interest were outstanding and entitled to vote:

Target Fund	Shares Outstanding
Class A	1,154,346.214
Class C	75,718.040
Class I	5,725,973.104
Class R6	747,279.113

Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Target Fund, with all classes of the Target Fund voting together and not by class. Abstentions will be counted for purposes of determining a quorum but will not be included in the amount of shares affirmatively voted “FOR” the Reorganization. Accordingly, an abstention will have the effect of a negative vote.

With respect to beneficial owners of Target Fund shares who hold their shares through a broker or nominee, if those shareholders do not instruct their broker or nominee how they wish their shares to be voted, their shares will not be counted as present at the Special Meeting for purposes of determining the presence of a quorum and will not be voted on the Reorganization proposal or on any other proposal that may be presented at the Special Meeting. Any executed proxies delivered to the Target Fund by brokers or nominees purporting to contain “broker non-votes” or that reference uninstructed shares will be deemed invalidly delivered and, accordingly, the Target Fund will not consider the effect of the shares underlying those proxies as present at the Special Meeting for purposes of determining quorum or for any other purpose.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted “FOR” the Reorganization. You may also be able to vote using an alternative method, as described on the proxy card.

You may revoke any proxy by giving another proxy or by writing revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a toll-free call to the appropriate number on the proxy card or through the internet site listed on the proxy card. To be effective, your revocation must be received prior to the Special Meeting and must indicate your name and account number. In addition, if you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

Proxy solicitations will be made primarily by mail but may also be made by telephone, through the internet or by personal solicitations conducted by officers and employees of Nuveen Fund Advisors and Nuveen

Asset Management, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, the Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $7,500 plus reasonable expenses. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement/Prospectus and its enclosures will be paid by Nuveen Fund Advisors, Teachers Advisors or its affiliates. Neither the Target Fund nor the Acquiring Fund will bear any costs associated with the Special Meeting, this proxy solicitation, or any adjourned session.

If shareholders of the Target Fund do not vote to approve the Reorganization, the Board of Directors of the Target Company will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the shareholders may propose one or more adjournments of the Special Meeting to permit further proxy solicitation. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Special Meeting.

A shareholder of the Target Fund who objects to the Reorganization will not be entitled under either Maryland law or the Target Company’s Articles of Incorporation to demand payment for, or an appraisal of, his or her shares.

The votes of the shareholders of the Acquiring Fund are not being solicited by this Proxy Statement/Prospectus and are not required to carry out the Reorganization.

November 14, 2024

Please sign and return your proxy promptly.

Your vote is important, and your participation

in the affairs of your Target Fund does make a difference.

APPENDIX A:

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [●] day of [●], 2024 by TIAA-CREF Funds, a Delaware statutory trust (the “Acquiring Trust”), on behalf of Nuveen Mid Cap Value Fund, a series of the Acquiring Trust (the “Acquiring Fund”); Nuveen Investment Funds, Inc., a Maryland corporation (the “Target Company”), on behalf of Nuveen Mid Cap Value 1 Fund, a series of the Target Company (the “Target Fund”); Teachers Advisors, LLC (for purposes of Section 9.1 of this Agreement only), the investment adviser to the Acquiring Fund (“Teachers Advisors”); and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of this Agreement only), the investment adviser to the Target Fund (“Nuveen Fund Advisors”). The Acquiring Trust and the Target Company may be referred to herein each as a “Company” and, collectively, as the “Companies.” The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest, par value $0.0001 per share, of the corresponding classes of shares of the Acquiring Fund as set forth on Exhibit A (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all of the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Target Fund is a separate series of the Target Company, and each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Directors of the Target Company (the “Target Company Board”) has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF

THE TARGET FUND AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1   THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in

Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to the Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. With respect to Class A shares of the Acquiring Fund that are transferred in the Reorganization to former holders of Class C shares of the Target Fund, the Acquiring Fund agrees that any potential deferred sales charge that would be payable upon the sale of such Class A shares of the Acquiring Fund shall be waived. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2   ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions, as set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information, and will notify the Target Fund accordingly. The Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Company Board or Nuveen Fund Advisors, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.3   LIABILITIES TO BE ASSUMED.  The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4   LIQUIDATING DISTRIBUTION.  As of the Effective Time (as defined in Section 3.1), the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1 to its shareholders of record of the corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and, collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All of the issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5   OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6   TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7   LIQUIDATION AND TERMINATION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Company’s governing documents and the laws of the State of Maryland promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8   REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9   BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1   VALUATION OF TARGET FUND ASSETS. The value of the net assets of the Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2   VALUATION OF ACQUIRING FUND SHARES. The net asset value per share for each class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3   SHARES TO BE ISSUED. The number of Acquiring Fund Shares (including fractional shares, if any) to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined with respect to each class by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund with respect to each class of shares of the Target Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with Section 2.2.

2.4   EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5   COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II shall be made by or under the direction of the Funds’ custodian in accordance with its regular practice in such capacity.

ARTICLE III

CLOSING AND CLOSING DATE

3.1   CLOSING DATE. The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived with respect to both Funds in order for the closing of the Reorganization to take place. The Closing shall occur on February 7, 2025 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2   CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary transfer taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3   TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the shareholders of the Target Fund, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4   DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1   REPRESENTATIONS OF THE TARGET FUND. The Target Company, on behalf of itself and the Target Fund, represents and warrants as follows:

(a)   The Target Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland.

(b)   The Target Fund is a separate series of the Target Company duly authorized in accordance with the applicable provisions of the Target Company’s Articles of Incorporation.

(c)   The Target Company is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)   The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Target Company’s Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)   Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(f)   No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)   The financial statements of the Target Fund as of October 31, 2023, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2023, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)   The unaudited semi-annual financial statements of the Target Fund as of April 30, 2024, and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of April 30, 2024, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(i)   Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)   All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)   All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(l)   At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Company Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)   The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(o)   From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Target Company with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(q)   For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2   REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)   The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)   The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)   The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)   The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Trust’s Declaration of Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)   No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)   The financial statements of the Acquiring Fund as of October 31, 2023 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2023, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)   The unaudited semi-annual financial statements of the Acquiring Fund as of April 30, 2024, and for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States of America, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2024, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)   Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)   All federal, state, local, and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)   All of the issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and no outstanding securities convertible into shares of the Acquiring Fund.

(k)   The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Trust Board required pursuant to Rule 17a-8(a) under the 1940 Act.   This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)   The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund.

(m)   The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n)   From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund shareholders and as of the Closing, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)   No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p)   For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date), and intends to continue to qualify as a RIC under Subchapter M of the Code; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(q)   The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to consummate the transactions hereunder.

ARTICLE V

COVENANTS OF THE FUNDS

5.1   OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, each Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2   APPROVAL OF SHAREHOLDERS. The Target Company will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement and the transactions contemplated thereby and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein.

5.3   INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4   ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5   FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6   STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Target Company, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7   PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8   TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Companies shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Companies will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1   All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Trust’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2   The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1   All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the Target Company’s Chief Administrative Officer or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2   The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements, and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3   The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Company.

7.4   Prior to the Valuation Time, the Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5   The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1   This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Company’s Articles of Incorporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2   As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3   All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4   The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5   The Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6   The Target Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)   The Acquiring Trust is validly existing and in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. Code § 3801 et seq. (the “Act”).

(b)   The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Acquiring Trust’s Declaration of Trust.

(c)   To the knowledge of such counsel, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the Act for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.7   The Acquiring Fund shall have received an opinion from Vedder Price P.C., and, with respect to matters of laws of the State of Maryland, [●], each dated as of the Closing Date, substantially to the effect that:

(a)   The Target Company is a corporation validly existing and in good standing under the laws of the State of Maryland.

(b)   The execution and delivery of this Agreement by the Target Company, on behalf of the Target Fund, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Target Company’s Articles of Incorporation or Bylaws.

(c)   To the knowledge of such counsel, (i) the Target Company is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the State of Maryland for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.8   The Funds shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a)   The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)   No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)   No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)   No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund Shareholders receive cash in lieu of a fractional Acquiring Fund Shares.

(e)   The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Shares to which a Target Fund Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)   The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization (including any fractional Acquiring Fund Shares to which a Target Fund Shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)   The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)   The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Companies and the Funds, and each Company and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1   The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by Nuveen Fund Advisors, Teachers Advisors or an affiliate thereof. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. For the purposes of this Section 9.1, Reorganization Expenses do not include commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs.

9.2   Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3   Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1   The parties agree that no party has made to the other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2   The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1   This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each Company without further action by the Target Company Board or the Acquiring Trust Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)   a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)   a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)   a determination by the Target Company Board or the Acquiring Trust Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund.

11.2   In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Companies or the Funds.

ARTICLE XII

AMENDMENTS

12.1   This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Company subject to the prior review of each Fund’s counsel and the authorization of each of the Target Company Board and Acquiring Trust Board; provided, however, that following the meeting of the shareholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1   The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5   The Acquiring Trust is a Delaware statutory trust organized in series of which the Acquiring Fund constitutes one such series, and the Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only. Pursuant to the Declaration of Trust of the Acquiring Trust and Section 3804(a) of the Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of the Acquiring Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other series thereof are enforceable against the assets of the Acquiring Fund.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TIAA-CREF FUNDS, on behalf of Nuveen Mid Cap Value Fund

By:
Name:
Title:

NUVEEN INVESTMENT FUNDS, INC., on behalf of Nuveen Mid Cap Value 1 Fund

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

TEACHERS ADVISORS, LLC

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
Name:
Title:

[Signature Page to Agreement and Plan of Reorganization—

Reorganization of Nuveen Investment Funds, Inc./Nuveen Mid Cap Value 1 Fund

into TIAA-CREF Funds/Nuveen Mid Cap Value Fund]

EXHIBIT A

SHARE CLASSES

Nuveen Mid Cap Value 1 Fund (Target Fund) Share Classes	Nuveen Mid Cap Value Fund (Acquiring Fund) Corresponding Share Classes

A	A

C	A

I	I

R6	R6

Nuveen, LLC

333 West Wacker Drive Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

PARTICIPATE IN THE

SPECIAL MEETING

virtually at the following website:

www.meetnow.global/MXXFANN

on January 9, 2025 at 2:00 p.m., Central Time.

To participate in the virtual Special Meeting, enter

the 14-digit control number from

the shaded box on this card.

Please detach at perforation before mailing.

NUVEEN MID CAP VALUE 1 FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 9, 2025

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Mid Cap Value 1 Fund, a series of a Maryland corporation, revoking previous proxies, hereby appoints Mark J. Czarniecki, John M. McCann, Kevin J. McCarthy, Mark L. Winget and Rachael Zufall, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Mid Cap Value 1 Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MXXFANN, on January 9, 2025, at 2:00 p.m., Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the virtual meeting, enter the 14-digit control number from the shaded box on this card. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The votes entitled to be cast by the undersigned will be cast as indicated or FOR the proposal if no choice is indicated.

WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE VIRTUAL MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NMC_34208_110824

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Mid Cap Value 1 Fund,

Special Meeting of Shareholders to be held virtually on January 9, 2025.

The Proxy Statement/Prospectus and this proxy card are available at

https://www.nuveen.com/en-us/investments/proxy-information#mutual-funds

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The votes entitled to be cast by the undersigned will be cast as specified. If no other specification is made, such votes will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal The Board of Directors of the Target Company unanimously recommends that you vote “FOR” the proposal.

1.

To approve the reorganization of Nuveen Mid Cap Value 1 Fund (“Target Fund”) into Nuveen Mid Cap Value Fund (“Acquiring Fund”) pursuant to an Agreement and Plan of Reorganization that provides for the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued Class A, Class I and Class R6 shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly come before the Special Meeting, including the adjournment or postponement thereof.
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NMC 34208	xxxxxxxx

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN MID CAP VALUE 1 FUND

Nuveen Investment Funds, Inc.

333 West Wacker Drive

Chicago, Illinois 60606

Telephone: (312) 917-7700

by

NUVEEN MID CAP VALUE FUND

TIAA-CREF Funds

730 Third Avenue

New York, New York 10017-3206

Telephone: (800) 842-2733

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated November 14, 2024, for use in connection with the special meeting of shareholders of Nuveen Mid Cap Value 1 Fund (the “Target Fund”), a series of Nuveen Investment Funds, Inc. (the “Target Company”), to be held on January 9, 2025 at 2:00 p.m. Central Time, and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Mid Cap Value Fund (the “Acquiring Fund”).

The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Target Company at the address shown above or by calling (800) 257-8787.

Further information about the Target Fund is contained in the Target Fund’s SAI dated February  29, 2024, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (Accession No.  0001193125-24-049072). Further information about the Acquiring Fund is contained in the Acquiring Fund’s SAI dated March  1, 2024, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (Accession No. 0000930413-24-002237). No other parts are incorporated herein by reference.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the Acquiring Fund having substantially similar investment restrictions. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Although the Reorganization will not result in a material change to the investment portfolio transferred by the Target Fund due to investment restrictions of the Acquiring Fund, if the Reorganization had taken place as of June 30, 2024, the Advisers estimate that approximately 9% of the Target Fund portfolio would have been sold and other securities would have been purchased to more closely align to holdings of the Acquiring Fund.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund are contained in the Target Fund’s annual report for the fiscal year ended October 31, 2023 (Accession No. 0001193125-24-015006), which is incorporated herein by reference only insofar as it relates to the Target Fund. The unaudited financial statements for the Target Fund are contained in the Target Fund’s semi-annual report for the six months ended April 30, 2024 (Accession No. 0001193125-24-174141), which is incorporated herein by reference only insofar as it relates to the Target Fund.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund are contained in the Acquiring Fund’s annual report for the fiscal year ended October 31, 2023 (Accession No.  0001193125-23-304670), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund. The unaudited financial statements for the Acquiring Fund are contained in the Acquiring Fund’s semi-annual report for the six-months ended April 30, 2024 (Accession No. 0001193125-24-174081), which is incorporated herein by reference only insofar as it relates to the Acquiring Fund.

The date of this SAI is November 14, 2024.